Exhibit 10.35
DEVELOPMENT AGREEMENT
     This Agreement (the “Agreement”) is entered into effective as of the last date executed by the parties hereto (“Effective Date”) by and between MAKO Surgical Corp., a Delaware corporation having a place of business at 2555 Davie Road, Ft. Lauderdale, FL 33317 (hereinafter “MAKO”), and Pro-Dex, Inc., a Colorado corporation having a place of business at 151 East Columbine Avenue, Santa Ana, California 92707 (hereinafter “PDEX”).
RECITALS
     A. MAKO manufactures and sells surgical products and instruments for use in the field of orthopedic surgery.
     B. PDEX has expertise in designing, developing, and producing power equipment and associated handpieces and other accessories for medical and surgical applications.
     C. It is the intent of the parties to provide, by this Agreement, for the performance by PDEX of development work on, and delivery of an Orthopedic Cutter Drive System and Accessories to be sold and marketed by MAKO.
Now, therefore, in consideration of the terms, conditions, and mutual covenants contained herein, MAKO and PDEX, intending to be legally bound hereby, mutually agree as follows:
TERMS AND CONDITIONS
ARTICLE I
DEFINITIONS
1.0 Defined Terms. In addition to the other capitalized terms defined herein, the following terms shall have the meanings ascribed in this Article I:
1.1 “Affiliate” of a Party shall mean any Entity directly or indirectly controlling, controlled by, or under common control with, such Party at any time during the Term for so long as such control exists, where “control” refers to the direct or indirect ownership of, or dominion over, more than 50% of such Party’s or Entity’s voting equity shares (or equivalent securities, membership interests, or the like, as the case may be) that are entitled to vote for the election of directors (or equivalent governing authority).
1.2 “ PDEX Base Technology” means any and all materials, bills of material, prototypes, specimens, information, test results, technical data, formulas, reformulations, documents and publications used, acquired, created, purchased, compiled, presented, possessed or otherwise developed by PDEX relating to PDEX’s underlying technology and know-how that will be incorporated into the Product. Such technology includes, but is not limited to motors, sealing systems, cables, shafts, coatings, pushbuttons, printed circuit boards, and all manufacturing methods. Base Technology includes any modifications and/or improvements made to PDEX’s beginning Base Technology during the term of this Agreement.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.3 “ MAKO Base Technology” means any and all materials, bills of material, prototypes, specimens, information, test results, technical data, formulas, reformulations, documents and publications used, acquired, created, purchased, compiled, presented, possessed or otherwise developed by MAKO relating to MAKO’s underlying technology and know-how in the HGS and associated technology, which will be incorporated into the Product.
1.4 “Contact” for each Party shall mean at least one person from each Party who is responsible for participating in meetings, reporting thereon, and receiving or sending certain notices hereunder, as such person(s) shall be designated by each Party, upon notice to the other, from time to time. As of the Effective Date:

MAKO’s initial Contact shall be:

Name:	Benny Hagag
Phone:	954-927-2044 x361
Email:	bhagag@MAKOsurgical.com

PDEX’s initial Contact shall be:

Name:	Patrick Johnson
Phone:	714-708-5254
Email:	patrick.johnson@pro-dex.com
1.5 “Development Services” means the development services described in Exhibit 1.5 provided by PDEX to develop and manufacture Products in accordance with the Specifications and terms of this Agreement.
1.6 “Entity” shall mean any natural person, corporation, company, partnership, association, trust, estate, joint venture, or other legal entity, whether or not incorporated, or a government or any department or agency thereof, as appropriate in context.
1.7 “HGS” shall mean MAKO’s Haptic Guidance System™, or any technology successor thereof, which is a surgeon-interactive robotic system for conducting orthopedic surgery, in its current version and all subsequent releases.
1.8 “Improvements” with respect to any technology, proprietary information, or Intellectual Property Rights, shall exclude improvements to PDEX Base Technology which shall at all times be the sole property of PDEX, and shall mean any improvements, modifications, or enhancements thereto that may be susceptible to or give rise to new Intellectual Property Rights.
1.9 “Intellectual Property Rights” shall mean all forms of proprietary ownership rights, titles, and interests relating to patents, copyrights, trademarks, trade dresses, trade secrets, and know-how, and all similar rights of every type that may exist now or in the future in any jurisdiction, including without limitation all applications, grants, and registrations thereof and all continuations and extensions thereof.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.10 “Product” means an Orthopedic Cutter Drive System and Accessories that meets the Specifications, and incorporated into the HGS.
1.11 “Project Development Plan” means, collectively, the Development Services, the Deliverables and the Specifications delivered according to the Payment Schedule.
1.12 “Resulting Technology” means any and all materials, bills of material, prototypes, specimens, information, test results, technical data, formulas, reformulations, documents and publications used, acquired, created, purchased, compiled, presented or otherwise developed by PDEX necessary to incorporate PDEX’s Base Technology into the Product that embodies the Specification, such that the Product would not be confused in the marketplace as the product of another company. This includes any unique appearance features, shape, user interface logic, and other externally observable features, the collection of which defines the Product as MAKO’s. Resulting Technology does not mean any item that is PDEX Base Technology.
1.13 “Specifications” means the specifications for the Products specified in Exhibit 1.13 attached hereto, which may be amended by the parties in writing upon mutual agreement.
1.14 “Supply Agreement” shall be defined as described in Article X herein
1.15 “Third Party” shall mean any Entity other than PDEX or MAKO.
ARTICLE II
DESCRIPTION AND PERFORMANCE OF WORK
     2.1 Duration of Services and Product Provisions. During the Term of this Agreement, PDEX shall provide to MAKO Development Services and provide Product, subject to the terms and conditions set forth in this Agreement.
     2.2 Development Location. PDEX shall perform the Development Services at PDEX’s facilities in Santa Ana, California, Beaverton, Oregon, Carson City, Nevada or at such other facilities as PDEX may deem necessary. PDEX shall be responsible for providing, furnishing and utilizing PDEX’s or a Third Party’s facilities, equipment, tooling and materials necessary to carry out the objectives of this Agreement and to fulfill PDEX’s obligations under this Agreement. In addition, PDEX shall be responsible for all raw materials, components, shipping and outside services necessary to carry out the objectives of this Agreement that are not otherwise specifically assumed by MAKO.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     2.3 Standards of Performance. PDEX agrees to use commercially reasonable efforts to perform the Development Services in a manner consistent with industry professional standards and to perform and complete development of the Products in a manner that meets the criteria, and the timeline, set forth in the Specifications. The parties will cooperate with each other to facilitate the successful completion of the objectives described in this Agreement. PDEX shall perform Services and deliver upon reasonable written request by MAKO all results, data, records, and reports created or generated in connection with such performance (which shall be considered Resulting Technology under this Agreement). PDEX shall perform the Services in compliance with GMP and all other applicable material laws and regulations and standards of industry or professional conduct.
     2.4 Progress Evaluation, Audits and Inspections. During the term of this Agreement, MAKO shall have the right, upon reasonable notice to PDEX, to visit PDEX’s facilities during normal business hours, and to review progress on the performance of the Development Services, subject to the requirements of confidentiality as set forth in Article VI. PDEX shall permit MAKO or its representatives to audit PDEX’s performance of the Development Services hereunder, the facilities used, and the relevant books and records in order to monitor PDEX’s compliance with applicable laws and regulations and standards of industry or professional conduct and this Agreement. Notwithstanding the foregoing, such compliance shall at all times remain PDEX’s sole and absolute responsibility, and MAKO’s failure to inform PDEX of any noncompliance shall not be construed to imply MAKO’s approval thereof or to relieve PDEX from any obligation to remediate any noncompliance. The parties may also agree to meet on a timely basis to discuss and review the achievement of Project Development Plan. The parties further agree that all information required to be shared under this Article 2 and pursuant to the Project Development Plan shall be, in every case, provided to the respective Contact for each party.
     2.5 Performance of Services. MAKO may, at any time and from time to time, submit to PDEX a request for changes to the Specifications or any component of the Development Services or Products, whether applicable to PDEX’s past, present, or future performance hereunder (each, a “Change Order”). If, upon review of a Change Order, PDEX determines that the requests set forth in the Change Order can be implemented without resulting in increases in PDEX’s time or cost, and without affecting PDEX’s ability to provide Development Services or Products, PDEX shall inform MAKO thereof, the Change Order shall thereupon become part of the Specifications hereunder, and PDEX shall implement such Change Order at no additional cost to MAKO. Otherwise, PDEX shall inform MAKO of the commercially reasonable fee and scheduling changes that would be required for PDEX to implement the Change Order. If MAKO agrees to such fee and scheduling changes in a signed writing within a reasonable time thereafter, the Change Order shall thereupon become part of the Specifications hereunder, and PDEX shall implement such Change Order in accordance with the terms and conditions so agreed to by MAKO.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE III
DELIVERABLES & ACCEPTANCE
     3.1 Deliverable. The project will involve, and PDEX will deliver, the deliverables (“Deliverables”) identified on Exhibit 3.1 and in accordance with Milestones set forth in the Payment Schedule (Exhibit 4.1 hereto).
     3.2 Acceptance. Upon completion of Development Services, PDEX will notify MAKO in writing of PDEX’s completion and fulfillment of Project Development Plan obligations. Within 30 days of receipt of a written notice, Parties will schedule a meeting to review to review and approve delivery of project product. Acceptance of the Deliverables will be based upon the criteria set forth in the Specification and this Agreement, subject to a reasonable period of time for inspection (not to exceed 30 days from date of receipt) and written notice to PDEX of any defect or nonconformity within such period of time.
ARTICLE IV
PAYMENT AND SHIPMENT
     4.1 Payment. In consideration of the Development Services provided by PDEX under this Agreement, MAKO shall pay PDEX the amounts set forth in the Payment Schedule attached as Exhibit 4.1. PDEX will invoice MAKO for all Development Services and Products supplied pursuant to this Agreement, and MAKO will pay all such invoices in U.S. Dollars within thirty (30) days of receipt.
     4.2 Withholdings. All amounts payable hereunder to PDEX shall be paid without reduction by MAKO for any local, state or federal income, employment or withholding taxes, it being the intention of the parties that PDEX shall be responsible for the payment of all taxes imposed or related to its business activities.
     4.3 Shipment. All Deliverables shall be shipped FOB PDEX, Santa Ana, California, Beaverton, Oregon or Carson City, Nevada. Freight shall be prepaid by PDEX and added to the invoice.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE V
OWNERSHIP OF RESULTING TECHNOLOGY AND PRODUCTS
     5.1 Ownership Vesting. During the Term and upon performance of the Development Services, all right, title and interest in Resulting Technology and Improvements, and all Intellectual Property Rights therein, shall, upon conception be vested in MAKO, subject to payment in full pursuant to the provisions of Article 4.1 above, or as required under Article VII below. The MAKO Base Technology and all Intellectual Property Rights therein shall at all times remain the sole and exclusive property of MAKO.
     5.2 Base Technology Warranty. PDEX hereby warrants that it is the owner or licensed user with the right to grant licenses for the use of all PDEX Base Technology, and Intellectual Property Rights therein, to be incorporated in the Resulting Technology and to be used in providing Development Services and Products, and warrants that it has the right to enter into this Agreement and the Supply Agreement and to perform all the services required hereunder and thereunder.
     5.3 Sub-Contracting. PDEX shall, at its own expense, make such necessary contracts, subcontracts and licenses with any Third Party from whom it receives materials, products or components, which PDEX uses or provides to MAKO in the course of providing Development Services or Products hereunder.
     5.4 Rights to PDEX Base Technology. Nothing in this Agreement shall be interpreted to provide for the assignment by PDEX to MAKO of any PDEX Base Technology or any of PDEX’s Intellectual Property Rights in such PDEX Base Technology incorporated into the Resulting Technology. PDEX, however, hereby grants to MAKO a non-exclusive, fully paid up, irrevocable, perpetual, non-terminable worldwide right and license, with a right to sublicense, to PDEX’s Intellectual Property Rights in and to the PDEX Base Technology incorporated into the Products in relation to the promotion, sale, use and other distribution of the Products as permitted hereunder, upon execution of a Supply Agreement as contemplated in Article X of this Agreement. In addition, PDEX shall manufacture and sell the Products exclusively to MAKO, and shall not sell to any Third Party any product that incorporates the unique design and appearance features of the Products as set forth in the Specifications.
     5.5 Ownership of Improvements. In the event that the parties, either individually or jointly, develop Improvements during the Term, original ownership of each and every such Improvement and all Intellectual Property Rights which result from such Improvements, shall be vested exclusively in MAKO. MAKO, in its sole discretion and expense, shall determine whether and to what extent it shall (a) apply for, obtain, or otherwise prosecute Intellectual Property Rights protection for any such Improvement; and (b) assert Intellectual Property Rights in any such Improvements against actual or threatened Third Party infringement thereof.
     5.6 Assignment. The rights and licenses granted to MAKO hereunder shall be fully sub-licensable and assignable by MAKO to MAKO’s Affiliates, who shall thereby be entitled to use and sell Products as MAKO is hereunder, provided that each and every provision hereof shall apply to each such Affiliate as though such Affiliate is performing in MAKO’s place.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE VI
CONFIDENTIALITY
     6.1 The parties agree and understand that in furtherance of, and related to, the purpose of this Agreement, each may receive (the “receiving party”) from the other party (the “disclosing party”) certain technical, financial, marketing or other proprietary information relating, but not limited, to the disclosing party’s (and, if applicable its affiliated companies’) business not generally known outside of the disclosing party’s company or by those with whom said company establishes a business relationship (individually and collectively, the “Confidential Information”). Each party agrees that, without the prior written consent of the disclosing party to the receiving party, the receiving party shall only use the Confidential Information in furtherance of this Agreement and shall not, whether during the term of this Agreement or thereafter, itself use such information, except as provided in this Agreement, or disclose, publicize, reveal or make available, directly or indirectly, any Confidential Information to any third-party firm, person or entity whatsoever, except for a disclosure which is required, if at all, (i) for labeling purposes, (ii) in order to discharge the receiving party’s obligations pursuant to this Agreement, (iii) as required by Applicable Law or any Regulatory Agency, or (iv) by statute, order of court or otherwise by law, and then only after first advising the disclosing party of such intent to make disclosure with reasonably sufficient advance notice so as to afford the disclosing party an opportunity to object or otherwise seek a protective order, provided however that no such advance notice shall be required in connection to disclosure by MAKO as required by the Securities & Exchange Commission in connection with MAKO’s contemplated initial public offering (an “SEC Disclosure”). Information shall not be considered Confidential Information, or shall cease to be same, when:
          (a) At the time of or after its disclosure by the disclosing party, it is published, known publicly or becomes part of the public domain through no fault of the receiving party or anyone associating with the receiving party who had access to the Confidential Information;
          (b) It is or becomes available to the receiving party on an unrestricted basis from a third party who does not, to the reasonable knowledge of the receiving party, knowingly breach a confidential relationship; or
          (c) It is developed independently by the receiving party (or an affiliate of receiving party) without use of information disclosed by the disclosing party.
     6.2 Each party hereto (and Affiliates of receiving party) will take reasonable steps to assure that the Confidential Information is controlled as required herein; this obligation shall be met if a party applies controls similar to those to protect its own proprietary information.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     6.3 Neither party shall, and each party shall cause all others within their respective reasonable control not to, disclose, by any direct or indirect means, the parties’ negotiations or the terms of this Agreement or the fact that PDEX is manufacturing Products for MAKO except, and only to the extent necessary (i) as required for labeling purposes, (ii) as required by Applicable Law or any Regulatory Agency, (iii) as required by statute, order of the court or otherwise by law (after first advising the other party of such requirement with reasonably sufficient advance notice so as to afford the opportunity to seek a protective order, except for an SEC Disclosure), (iv) to an employee of such party but only if such employee has a need to know, and to the extent disclosure is reasonably necessary, in connection with the performance by such party of obligations arising under this Agreement, (v) to such party’s attorney or accountant or tax preparer, or (vi) as consented to by the other party.
     6.4 The terms contained in this Article X shall supersede and replace those contained in that certain Reciprocal Non-Disclosure Agreement between the parties dated May 25, 2007.
     6.5 The covenants contained in this Article VI shall survive the termination or expiration of this Agreement regardless of the cause of such termination.
ARTICLE VII
TERM AND TERMINATION
     7.1 Effective Date. This Agreement shall take effect on the Effective Date and shall remain in effect for the ensuing period (the “Term”) until the earlier of Expiration (which shall be satisfactory completion of Development Services) or terminated by either party as provided in this Agreement . During the Term, the parties shall negotiate in good faith towards the completion and execution of mutually acceptable Supply Agreement (as described in Article X herein).
     7.2 Termination. This Agreement shall become terminable immediately
     (a) by MAKO if PDEX fails or becomes unable to timely perform the Development Services, and fails to cure such failure or inability within thirty (30) days after its receipt of written notification by MAKO. In the event of such termination, MAKO may elect to (i) require PDEX to complete any Development Services in progress upon which payment has been made or (ii) require PDEX to transfer and deliver all Resulting Technology and Products, in whatever stage of completion, immediately to MAKO and require PDEX to refund to MAKO one hundred percent (100%) of all funds previously paid by MAKO to PDEX for Development Services not rendered by PDEX.
     (b) by PDEX under Article X hereto, if applicable.
     7.3 Reorganization Event. Not less than thirty (30) days prior to the dissolution or liquidation of PDEX, or a reorganization, merger or consolidation of PDEX with one or more corporations as a result of which PDEX will not be the surviving or resulting corporation, or a sale of substantially all the assets of PDEX to another person or Entity, or a reverse merger in which PDEX is the surviving corporation but the shares of the common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property (a “Reorganization Event”), PDEX will notify MAKO of the pendency of the Reorganization

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Event. Upon delivery of the notice and for a period of thirty (30) days thereafter, MAKO shall have the right to require PDEX to make written provision in a form acceptable to MAKO for confirmation of the assumption of PDEX’s obligations to MAKO hereunder by PDEX’s successor, parent or subsidiary, corporation. In the event that a Reorganization Event is caused by the acquisition of PDEX by a direct and substantial competitor of MAKO, MAKO may terminate the Agreement, require PDEX to deliver the Resulting Technology immediately to MAKO and require PDEX to refund to MAKO one hundred percent (100%) of all funds previously paid by MAKO to PDEX for services not rendered by PDEX if MAKO so elects. Alternatively, upon a Reorganization Event, MAKO may, within such thirty (30) day notice period, place a final order for Products from PDEX in such amounts as may reasonably be required by MAKO to provide for up to 12 months of usage by MAKO (consistent with historic practice or existing sales forecast in writing) and PDEX shall be obligated to fulfill such order
     7.4 Termination Events. In the event of termination pursuant to Sections 7.2 or 7.3, the following provisions shall apply:
          (a) PDEX shall deliver to MAKO any and all Resulting Technology of any nature whatsoever, and/or any elements thereof, then completed or in progress in whatever stage of completion for which MAKO has rendered payment to PDEX.
          (b) MAKO shall have the rights and licenses set forth in (i) Article V of this Agreement (with no further obligation to PDEX), and (ii) the Supply Agreement. Without limiting the generality of the foregoing, MAKO shall have the right to complete the development of the Resulting Technology and any derivative works thereof, including any sequels, revisions and updates, using MAKO’s own services and/or those of any third party, provided that MAKO indemnify PDEX for any and all damages resulting from, and to the extent of, MAKO’s derivative works, sequential revisions and updates.
          (c) PDEX shall cease any and all exploitation of MAKO’s Confidential Information.
ARTICLE VIII
INDEMNIFICATION
     8.1 (a) MAKO Indemnification Obligations. MAKO shall indemnify and hold PDEX and all of PDEX’s directors, officers, employees, agents and representatives, harmless for all liability, loss, costs, expenses, damages, judgments, decrees, settlements and legal expenses (including attorneys fees and expert fees), alleged or brought by a third party, relating to, arising out of or arising from, and to the extent of, any claim, suit, proceeding or action alleging that Products, other than any PDEX Base Technology thereof, infringe an article or composition claim, or any other claim, in any United States or foreign patent or any other intellectual right of any party. If PDEX must defend against a claim, suit, proceeding or action by reason of any of the acts referred to in this Section, MAKO shall assume the defense of such claim, suit, proceeding or action at its own expense and shall pay and discharge any resolution, settlement or judgment that may be rendered, subject to the written consent of PDEX, which consent will not be unreasonably withheld; if MAKO fails or neglects to defend the claim, suit, proceeding or

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

action, PDEX may defend the claim, suit, proceeding or action, and any costs and expenses, including reasonable attorneys’ fees, that PDEX pays or incurs in defending the claim, suit, proceeding or action, and the amount of any resolution, settlement or judgment that PDEX may be required to pay, shall be fully reimbursed by MAKO upon demand, provided, however, that PDEX may not resolve (other than by judgment) or settle such claim, suit, proceeding or action without the written consent of MAKO, which consent will not be unreasonably withheld.
          (b) Notwithstanding Section 8.1(a), if any of the Products are determined to infringe a Patent, MAKO and PDEX shall work together to attempt, using commercially reasonable efforts, to either redesign the Products so as to be non-infringing or obtain an appropriate license for the use of such U.S. Patent, the expense of which will be the responsibility of MAKO.
     8.2 PDEX Indemnification Obligations. PDEX shall indemnify and hold MAKO and all of MAKO’s directors, officers, employees, agents and representatives, harmless for all liability, loss, costs, expenses, damages, judgments, decrees, settlements and legal expenses (including attorneys fees and expert fees) relating to, arising out of or arising from, and to the extent of, any claim, suit, proceeding or action alleged or brought by a third party against MAKO resulting from the sale, distribution, or use of any Products manufactured by PDEX which (i) do not meet the Specifications or resulting from or arising out of, and to the extent of, any defects in materials or workmanship and (ii) the use or incorporation of PDEX Base Technology in any of the Products or Development Services or (iii) patent infringement, such claims, suits, proceedings or actions directly concerning PDEX’s Base Technology. PDEX shall assume defense of the claim, suit, proceeding or action, and any costs and expenses, including reasonable attorneys’ fees, that PDEX pays or incurs in defending the claim, suit, proceeding or action, and the amount of any resolution, settlement or judgment that MAKO may be required to pay, shall be fully reimbursed by PDEX upon demand, provided, however, that MAKO may not resolve (other than by judgment) or settle such claim, suit, proceeding or action without the written consent of PDEX, which consent will not be unreasonably withheld. If PDEX fails or neglects to defend the claim, suit, proceeding or action, MAKO may defend the claim, suit, proceeding or action at its own expense and shall pay and discharge any resolution, settlement or judgment that may be rendered (subject to the written consent of PDEX, which consent will not be unreasonably withheld).
     8.3 Notice. In the event either PDEX or MAKO receives notice of a claim or lawsuit relating to the manufacture, use or sale of any Products manufactured and sold hereunder, such party shall promptly notify the other party in writing of such claim or lawsuit.
     8.4 Survivability. The covenants contained in this Section shall survive the termination or expiration of this Agreement regardless of the cause of such termination.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE IX
NOTICE
     9.1 Contact Information. Any notice or other communication required or permitted to be given by either party pursuant to this Agreement will be given, in writing, by registered or certified mail, or by nationally recognized courier, prepaid, addressed to each respective party at the address shown below:

If to PDEX:	Pro-Dex, Inc.
151 East Columbine Avenue
Santa Ana, California 92707
Attention: President

With a copy to:	Rutan & Tucker, LLP
611 Anton Blvd.,14th Floor
Costa Mesa CA 92626
Attention: Tom Crane
Facsimile: 714 546 — 9035

If to MAKO:	MAKO Surgical Corp.
2555 Davie Road
Davie, FL, 33317
Attention: CFO

With a copy to:	Menashe Frank,
Vice President & General Counsel
2555 Davie Road
Davie, FL, 33317
Facsimile: 954-707-5360
Such address may be changed from time to time by either party by providing written notice to the other in the manner set forth above.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE X
SUPPLY AGREEMENT
     10.1 The parties intend to enter into a Supply Agreement after the goals of this Development Agreement have been achieved. MAKO agrees to give first consideration to PDEX as the exclusive supplier if PDEX has substantially met its obligations under this Agreement and if supply terms (including price, delivery and quality) can be agreed upon. The parties agree to negotiate the terms of a Supply Agreement in the form of the Supply Agreement attached as Exhibit 10.1 to this Agreement, in good faith after Milestone #2 of Exhibit 4.1 has been achieved. If the parties fail to enter into the Supply Agreement, and PDEX seeks to terminate this Agreement pursuant to Section 7.2(b) hereof, PDEX shall first serve MAKO with written notice and, for a period which shall not be less than thirty (30) days following service of such notice (the “Extended Period”), the parties shall enter into good faith discussions to finalize and consummate the Supply Agreement. If, following this Extended Period, the parties have not entered into a Supply Agreement, PDEX shall have the right to terminate this Agreement, in which event MAKO shall have certain rights to Resulting Technology based on whether PDEX receives all payments due to it through either (i) Milestone #2 or (ii) all scheduled items (Milestones #1 through #5), as more specifically set forth on Exhibit 3.1 attached hereto.
ARTICLE XI
INDEPENDENT CONTRACTOR STATUS
     11.1 This Agreement is neither to be construed as creating an employer-employee or principal-agent relationship between PDEX and MAKO, nor is it to give rise to any status in PDEX other than that of independent contractor. Each party acknowledges that the other party is neither an agent, partner nor joint venturer of such party, but is an independent contractor. Neither party shall make any contract, agreement or commitment for or on behalf of the other party, except as may be provided in this Agreement.
ARTICLE XII
MISCELLANEOUS
     12.1 Assignment. Except as herein provided, neither party may assign any right, interest or obligation in, or arising under, this Agreement to any third party without the prior written consent of the other party, which shall not be unreasonably withheld, provided however that no such consent will be required for succession by merger, consolidation, sale of all or substantially all of the assets, or change of control, but only if the assignee, successor or surviving entity agrees to be bound in writing to all of its terms and conditions, including, without limitations, the provisions of Section 7.3 and 7.4. Any attempted assignment for which consent is required but not obtained shall be void and without legal effect.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     12.2 Agreement Entirety. The Recitals and Exhibits form a part of this Agreement. This Agreement, and all documents referenced herein, constitute the entire agreement between the parties with respect to the matters set forth herein; any and all prior agreements, whether written or oral, with respect to the matters set forth herein, are superseded by this Agreement. No waiver, amendment or modification of any provision of this Agreement shall be effective unless in writing and executed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure or delay by either party in exercising a right, power or remedy under the Agreement shall operate as a waiver of any such right or other right, power or remedy unless as specifically provided in this Agreement.
     12.3 Execution & Delivery. Each of the parties hereto shall, following the Effective Date, execute and deliver such additional documents and take such actions as may be reasonably requested in order to fully carry out the intent and purpose of this Agreement.
     12.4 Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUSIVE OF ITS CONFLICTS OF LAW PRINCIPLES.
     12.5 Severability. If any provision of this Agreement shall be held to be contrary to law, the remaining provisions shall remain in full force and effect and the invalid provision shall be reformed to the extent possible to give effect to the intended meaning and purpose so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to either party.
     12.6 Survivability & Termination. The agreements, representations, warranties, duties and obligations as set forth in this Agreement, to the extent consistent with the intent and purpose of this Agreement, shall survive termination or expiration of this Agreement.
     12.7 Mutual Drafting. This Agreement shall be deemed to be mutually drafted by the parties; thus, in the event of an ambiguity, no presumption shall be maintained that is predicated upon or related to the person drafting the provision.
     12.8 Execution in Counterpart. This Agreement may be executed in counterparts and/or duplicate originals, and such originals taken together shall constitute one and the same document.
* * * * * *
[signature page follows]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

MAKO SURGICAL CORP.
By:	/s/ Maurice R. Ferré
Title:	President
Date:	12/12/07

PRO-DEX, INC.
By:	/s/ Patrick Johnson
Title:	Executive Vice President
Date:	12/12/07

Exhibits:	1.5 — Development Services
1.12 — Product Specifications
3.1 — Deliverables
4.1 — Payment Schedule
10.1 — Supply Agreement

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1.5
DEVELOMENT SERVICES
This proposal outlines the objectives, goals and steps Pro-Dex will take to design and manufacture a Bone Cutting Drive System (BCDS) according to Mako’s desired specification. This proposal also includes a quote detailing the costs to Mako to perform these services.
Project Objective:
The objective is to design and develop a Bone Cutting Drive System that seamlessly integrates with Mako’s Surgical Robot and provides the specific Output Performance as described in the Design Input provided by Mako.
Project Goals:
a) To ensure that the BCDS can be produced reliably.
b) To design and thoroughly test and validate each critical design feature of the BCDS.
c) To develop the completely integrated system and have it ready for initial production deliveries in approximately [***] including all regulatory, internal and 3rd party testing.
Project Steps:
This project will be completed in accordance with Pro-Dex’s Product Development Procedure. An outline of the steps Pro-Dex and Mako will take to design and test the BCDS is presented below:
1.	Complete a detailed specification for the BCDS: To understand the desired requirements of the system in terms of features, performance and quality, a Product Specification Worksheet (PSW) will be completed to reflect these requirements.

2.	Prepare a Development Plan: To understand the scope of the project completely, the specific resources and the essential requirements of the project, a Development Plan will be produced.

3.	Design: The system will be designed by incorporating the requirements from the PSW. This includes the motor design, mechanical layout and motor control electronics and system integration.

4.	Risk Management: Early in the development process, a Risk Analysis will be performed to ensure that the system will be safe and that there is no wasted effort in the design of the system.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.	Prototype: All engineering designs will be prototyped and tested to ensure design functionality and integrity. These prototypes may be in the form of models, SLAs, or functioning components or systems.

6.	Field trial/Lab testing: Field testing and thorough lab testing will be necessary to validate the design changes and to identify any design omissions, changes and refinements.

7.	Regulatory Evaluation: To comply with any internal or outside regulatory/quality systems, testing and review are completed in accordance with applicable standards.

8.	Documentation: All engineering and manufacturing documentation will be completed so that the system can successfully be transferred into production. A complete Technical File will be compiled and provided to support CE registration.

9.	Tooling: Tooling necessary to manufacture the system will be designed, built and validated prior to the pilot production builds.

10.	Manufacturing Engineering Pilot Builds: Manufacturing Engineering will conduct pilot assembly builds for assessment using pilot production component parts.
It should be noted that this Proposal DOES NOT include any services related to Intellectual Property issues and that Mako is responsible for all Intellectual Property matters related to this Product/Project.

NRE Costs: The costs to Mako are broken down into Pro-Dex’s six Phases of Development.

Phase 1: Product Feasibility			$	[***]
•	Project Feasibility
•	Development of Product Specification Worksheet
•	Development of Project Time Line
•	Development of Resources Requirement
•	Delivery of Design Service Proposal
•	Execute Development Agreement
•	Design Review #1

Phase 2: Product Proof of Concept			$	[***]
•	Establish Initial Risk Management Plan
•	Plan Prototype Development
•	Build & Test Initial Prototypes
	1.	Design & Fabricate Motors
	2.	Design & Fabricate Control PCB
	3.	Design & Fabricate Mechanical Interface

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

•	Deliver Prototypes to Customer
•	Execute Supply Agreement
•	Design Review #2

Phase 3: Product Design and Process Development			$	[***]
•	Engineering Development
•	Full Design Development
•	Establish Design Verification Test Plan
•	Regulatory Review
•	Operations Process Review
•	Build Pre-Production Prototypes
•	Deliver Validation Test Units to Customer

Phase 4: Product Design Verification and Validation			$	[***]
•	Design Verification Testing
	o	Customers Validation Testing
	o	Conduct In-house Lab Testing
	o	Conduct 3rd Party Testing
•	Deliver 3rd Party Test Reports to Customer
•	Design Review #3

Phase 5: Product Transfer and Release			$	[***]
•	Complete Design Documentation
•	Complete Risk Management
•	Complete Technical File
•	Complete Manufacturing Plan
•	Complete Manufacturing Documentation
•	Engineering Release
•	Deliver Design History File to Customer
•	Design Review #4

Phase 6: Process Validation and Manufacturing Phase			$	[***]
•	Pilot Production Run
•	Process Validation
•	Pilot Run Autopsy/Audit
•	Complete Process Validation Report
•	Deliver Production Product to Customer
•	Design Review #5

TOTAL NRE Costs			$	[***]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Prototypes/pre-production pilot units:

-	Drivers (15):		$[***]ea.
	•	Initial prototypes (2)
	•	Lab test units (5)
	•	Regulatory test units (3)
	•	Field trial units (5)
Tooling: This project will require the use of custom tooling. As the design develops, Pro-Dex will require approval from Mako to proceed with tooling development. The costs of tooling will be charged to Mako at actual invoice. Areas where tooling may be required include:
- Driver housing
- Push buttons
- Motor
- Motor Control Board
- Flexible circuits
Regulatory Testing: Regulatory testing required for the system to attain 3rd party certification (CE, CSA or UL) will be charged to Mako at actual invoice. This would include the actual cost of testing including test reports, CB schemes and 3rd party test reports.
Project Timeline: The timeline for this project is highly dependent on key milestones that will be the responsibility of Mako.

•	PSW refinement:	Weeks [***]
•	Preparation of Development and Risk Mgmt Plans	Weeks [***]
•	Design system: Driver and Driver electronics	Weeks [***]
•	Prototyping:	Weeks [***]
•	Final Design & Development Activities	Weeks [***]
•	In-house & Field Testing	Weeks [***]
•	Regulatory testing	Weeks [***]
•	Revise/Write manufacturing documentation:	Weeks [***]
•	Full Release to Production	Week [***]

•	The initial prototype will not meet all cosmetic and ergonomic requirements on the Product Specification Worksheet, but will be functionally representative of the Product’s performance.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1.12
PRODUCT SPECIFICATION
Project Number: 238          Date: 11-06-07          Rev: 4
Part Number: TBD      Product Name: MAKO Bone Cutting System
Prepared By:   Mike Devlin

Pro-Dex Approvals:
Sales / Marketing: ______________________________________ Engineering: ______________________________________
QA / RA: ______________________________________ Operations: ______________________________________

Customer Name: MAKO Surgical Corp.
Customer Approval: ______________________________________ Date: ______________________________________
1.	Project Scope: This project shall include the design, development, and manufacture of the following components and assemblies:
a.	A cutting-system Handpiece that attaches to MAKO’s robot arm, which drives and supports a variety of cutters for cutting human bone as described herein.

b.	A cutting-system Motor Controller that controls speeds, torques, and ON/OFF functionality for the cutters, as well as controlling the irrigation pump speeds and ON/OFF functionality.

c.	Bone cutters optimized for cutting human bone, specifically human femur and tibia bone at the knee joint. The cutter configurations will include [***], [***] attachment, and [***] attachment.

d.	Irrigation Pump that interfaces with commonly available flexible tubing, to provide cooling and lubrication to the surgical site during cutter operation. Fluid used for motor cooling may also be used for knee irrigation.
2.	Device’s Intended Use/Indications: The MAKO handpiece, controller, and cutter shall be used to resect bone in the distal femur and proximal tibia, in preparation for unicondylar, patella-femoral, or bicompartmental knee implant.

3.	Patient’s Needs: N/A

4.	General Functions and Attributes:
a.	Handpiece
i.	Drives the cutting system

ii.	Provides the mechanical interface to the robot arm, with accurately controlled dimensions to the cutter end.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

iii.	Accepts different cutters as follows:
1.	[***] cutter

2.	[***] cutter

3.	[***] cutter for [***]

4.	Attachment for [***]

5.	Attachment for [***]
iv.	Provides support for integral shank guard (protects soft tissue) and burr guard in the form of fluid delivery cannula. Burr guard configuration to be determined by required clearance of cutter vs required distance to cutting location (varies by cutter size and type). Outside diameter of cannula/shank guard not to exceed 8mm.
b.	Motor Controller
i.	Controls the speed and torque of the handpiece. MAKO software shall provide cutter-specific default speeds and torques based on selections made during development of a particular application. These default settings shall be changeable by onsite CTS rep only.

ii.	Provides feedback on motor torque (current) within TBD percentage which shall depend on the overall full-scale value and the bit resolution of the controller electronics.
c.	Cutter
i.	Cuts bone in a manner comparable to existing MAKO system.
5.	Performance Requirements:
a.	Handpiece
i.	Variable speed [***] to [***] rpm.

ii.	Variable torque from [***] to [***] oz in

iii.	Motor stall torque shall be settable through user’s controller interface. When stall torque is reached, motor shall shut off; restart requires cycling of the trigger or footpedal.

iv.	Max inertial start/stop “kick” TBD m/s [2] (not to exceed [***] ([***] limit), [***]mm movement max)

v.	No mechanical brake or clutch.

vi.	Motor rotation shall be bi-directional (for future applications) and selectable through controller’s user interface.

vii.	Collet
1.	Precision (supports cutter length tolerance of [***]mm)

2.	Positive locking. Unlock to require dual motion or similar.

3.	Positive cutter/burr guard locating (cutter can only fit one way relative to collet).
b.	Irrigation Note: Irrigation flow is TO the patient, not evacuation FROM as with arthroscopic shavers.
i.	Pump
1.	Flow rate adjustable from zero to 200 ml/minute

2.	Pump location to be integral to MAKO robot.

3.	Pump on/off & flow rate control location and method as follows:
a.	Pump ON/OFF — Irrigation pump is tied directly to motor ON/OFF.

b.	Pump may also be manually turned on and off at controller’s user interface (to meet request for flow without motor motion)

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

c.	Flow Rate — Set through controller’s user interface, a minimum setting (default) and a maximum setting. Switching between minimum and maximum rates controlled at footpedal via toggle switch.

d.	Flow Bypass — A mechanical valve on the handpiece shall allow the surgeon to direct irrigation to patient or to a reservoir.

e.	Flow Sensor — Monitors actual flow rate compared to selected rate, and shuts down motor if flow is less than TBD percentage of selected rate.
ii.	Details
1.	Irrigation feeds Saline to the surgery through the handpiece and cutter.

2.	Disposable saline bag-to-handpiece hose assembly.

3.	Through-the handpiece irrigant not to exceed 37.6° C.
c.	Motor Controller
i.	Interface with HGS main computer through cPCI (compact peripheral computer interface) bus.

ii.	Allows setting of cutter speed from [***] to [***] rpm in 5,000 rpm steps.

iii.	Allows setting of cutter torque from [***] to [***] oz. in. in 0.5 oz. in. steps.

iv.	Provides feedback on the actual cutting speed and torque to the HGS main computer through cPCI bus. Feedback refresh rate shall be no slower than 1.0 second.

v.	Provides capability to adjust (via software code) cutting speed and/or torque based on feedback listed in item iii (in reference to default speed/torque settings for particular cutter types).

vi.	Provides capability to stop the cutting burr in no more than [***] milliseconds from signal command to zero rpm speed. Command signal may be hard-wired or a software command through cPCI bus.

vii.	All motor controls and settings, except for motor On/Off, shall be adjustable at the controller’s software interface only.

viii.	Motor On/Off function shall be switchable from handpiece pushbutton to footswitch at the controller’s software interface only.

ix.	Serial interface (e.g., RS232) for firmware upgrade, troubleshooting, etc.
d.	Cutter (burr & router)
i.	Ball-end Burr
1.	Length: Shall allow the cutter end to be placed up to [***] into surgical incision.

2.	Bur tip must be no more than [***] from the J5 axis of the HGS.

3.	Number of Flutes: TBD

4.	Sizes: [***] and [***] diameter spheres

5.	Lateral Load: Cutter cannot deflect more than [***] when subjected to [***] force.
ii.	[***] (or [***]) for side-cutting and plunging
1.	Length: Shall allow the spiral saw tip to be placed up to [***] into the surgical incision.

2.	[***] tip must be no more than [***] from the J5 axis of the HGS

3.	Sizes: TBD (estimated at [***] shaft diameters)
iii.	[***] Saw Attachment
1.	Required drive speed and torque TBD.

2.	Length: Shall allow the cutting end to be placed up to [***] into the surgical incision.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3.	[***] cutting width to be approximately [***].

4.	[***] length to be approximately [***].

5.	Cutting arc comparable to existing blades.

6.	Maximum [***] thickness to be [***]
iv.	[***] Attachment
1.	Required drive speed and torque TBD.

2.	Length: Shall allow the cutting end to be placed up to [***] into the surgical incision.

3.	[***] cutting width to be approximately [***].

4.	[***] length to be approximately [***].

5.	Maximum [***] to be [***].
v.	Cutting Performance
1.	Cutting speeds [***] to [***] rpm

2.	Cutting Efficiency
a.	Cuts TBD volume at TBD feed rate (cutter size related)

b.	Resulting surface to be “[***]” finish or better
3.	Chip Size — Max chip size TBD
vi.	Other
1.	Electronic Blade Recognition TBD (MAKO to conduct IP search to determine feasibility)
6.	Reliability Requirements: System to function normally after 500 use-cycles (See appendix I for details of use cycle) minimum. Warranty (parts and labor) period is one year from date of shipment from original distributor. Warranty period does not extend on handpiece or motor controller repaired under warranty except for replaced components (which are covered for one year). MTBF to be determined to establish PM cycles.

7.	Safety Features:
a.	Momentary contact pushbutton/footpedal.

b.	Speed torque feedback available for software monitoring

c.	Hard-wired E-Stop
8.	Sterilization Requirements:
a.	Handpiece:
i.	Wipe-down only if integral to the draped Robot arm

ii.	Pre-vac autoclaveable, including cable and connector, if stand-alone
b.	Motor Controller: None

c.	Cutter: Single-Use only. Pre-sterilized in sealed package via common sterilization methods (e.g., Gamma, ETO)
9.	Handpiece Ergonomics:
a.	Size — Maximum dimensions are:
i.	Overall length: TBD

ii.	Body diameter: TBD
b.	Weight — Maximum weight: TBD Reference Note: Equal to Anspach unit is preferable; Micro-Aire is heavy

c.	Pushbutton — Positive tactile feel (snap), snap force 100-400g. Button shall be round, approximately 1/2” diameter, and protrude approximately 1/8” inch above the cover plate when fully extended.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

d.	Pistol Grip: Removable (or swing out of the way) pistol grip with on/off “trigger” (mechanically or electronically attached to integral pushbutton on handpiece).

e.	Heat — Exterior of housing at any point shall not exceed 110 deg F after handpiece has been run at TBD rpm with TBD in oz load for 60 seconds.

f.	Vibration — Running (no-load) handpiece shall not exceed 2.0 m/s2 measured with device set to “ARMS” scale.

g.	Max inertial start/stop “kick” TBD m/s2 measured with device set to “ARMS” scale.

h.	Noise — Running (no-load) handpiece shall not exceed 70 dB measured at 45cm with Quest model 2400 device set to 30-100 dB range.

i.	Sharp Edges — All surfaces and edges of driver exterior shall include a minimum .010” radius.
10.	Interface:
a.	On/Off
i.	Single pushbutton control, momentary contact for ON (pressed) and OFF (released), and single footswitch control, momentary contact for ON (pressed) and OFF (released). Wireless (Bluetooth or equal) footpedal to be considered.
b.	Motor Controller (via software interface)
i.	Set points for speed & torque

ii.	Set points for minimum and maximum motor stall torque

iii.	Set points for “cutting” and “footpedal” pump flow rates

iv.	Set points for ON/OFF functionality, switchable between handpiece and footpedal
11.	Compatibility Requirements:
a.	System components (handpiece, motor controller and cutters) to be fully compatible (mechanically and electronically) with the MAKO Surgical Robot and the MAKO HGS and MAKOplasty procedures.
12.	Materials / Biocompatibility:
a.	All patient-exposed materials will be biocompatible per ISO10993-1
i.	Cutter
1.	All external parts to be glass-beaded stainless steel (17-4, 17-7, or 303), anodized aluminum, or other sterilizable material

2.	All external stainless steel parts to be passivated per ASTM A967.

3.	All external materials to be compatible with Sterrad, Steris, and gas (ETO) sterilization methods
ii.	Handpiece
1.	All external materials and coatings to be resistant to the following cleaners and cleaning processes:
a.	pH 8-9 cleaning solutions (EU hospitals)

b.	pH 10.5 Alkaline solutions (Germany)

c.	10% Bleach

d.	Cidex
iii.	Motor Controller
1.	n/a
13.	Appearance:
a.	All components in the system shall complement the styling of the HGS arm and chassis.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.	Possible Accessories:
a.	Sagittal saw attachment (details TBD)

b.	The “chain saw” (details TBD)
15.	Power Source:
a.	System, including irrigation pump, shall operate on TBD power available in the HGS chassis:
i.	24 VDC (currently available in chassis)

ii.	48 VDC (requires additional power supply in chassis)
16.	Environmental Factors and Limits:
a.	Handpiece and controller must be in compliance with IEC60601-1.

b.	Operating Environment (OR)
i.	Room temperature 65° F to 75° F

ii.	Room Humidity 30% to 70%

iii.	Contact liquids
1.	Saline
17.	Software Requirements: Refer to Controller specifications

18.	Packaging / Shipping:
a.	Handpiece & Controller:
i.	Packaging to be simple brown kraft box with die-cut foam insert.

ii.	Packaging to prevent mechanical, electrical and/or cosmetic damage to handpiece and controller during shipping from Santa Ana to Ft Lauderdale, Florida.

iii.	Packaging to include IFU supplied by MAKO Surgical. Pro-Dex shall provide product-related information to MAKO as required to create IFU.
b.	Cutter:
i.	TBD (as required for sterilization)
19.	Labeling:
a.	Handpiece — Driver shall be laser-etched with markings as defined by MAKO: Examples of marking are: model #, serial #, a warning to consult IFU, Type B man, CE mark, UL classified logo, and customer —supplied art logo.

b.	Packaging — Product description, CE mark, quantity enclosed, environmental requirements, and addresses of manufacturer and EC rep.
20.	Storage / Shelf Life requirements:
a.	Handpiece: N/A

b.	Motor Controller: N/A

c.	Cutter: One year minimum AFTER product received at MAKO
21.	Design Verification Testing Requirements:
a.	Test items and Protocols: Each item in the product specification shall be verified as part of the Design Verification process. Details of each verification protocol shall be listed in the Design Input/Design Output Test Matrix.
22.	Design Validation Testing Requirements:
a.	Prototype validation to be performed by MAKO
i.	Duration: 60 days

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ii.	Test Protocol _TBD_
b.	Production validation to be performed by MAKO
i.	Duration: _TBD_

ii.	Test Protocol: _TBD_
23.	Regulatory Compliance: (Assigned responsibility for...)
a.	FDA (510k): MAKO

b.	UL standards: Pro-Dex (design and documentation), MAKO (certification)

c.	CSA standards: Pro-Dex (design and documentation), MAKO (certification)

d.	EPA: n/a

e.	CE Approval: MAKO

f.	Health Canada (CMDCAS): MAKO

g.	WEEE: MAKO

h.	RoHS: Pro-Dex
24.	Operating Instructions: to be provided by MAKO

25.	Sales Literature: to be provided by MAKO

26.	Price Targets

a.	Handpiece

	i.	[***]	$
	ii.	[***]	$TBD
	iii.	[***]	$TBD
	iv.	[***]	$TBD
	v.	[***]	$TBD

b.	Motor Controller

	i.	[***]	$
	ii.	[***]	$TBD
	iii.	[***]	$TBD
	iv.	[***]	$TBD

c.	Single case Cutter Set

	i.	[***]	$TBD
	ii.	[***]	$TBD
	iii.	[***]	$TBD

d.	Saline Tubing Set [***]

	i.	[***]	$TBD
	ii.	[***]	$TBD
	iii.	[***]	$TBD

e.	Cutter Attachment

	i.	[***]	$TBD
	ii.	[***]	$TBD
	iii.	[***]	$TBD
	iv.	[***]	$TBD
	v.	[***]	$TBD

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 3.1
DELIVERABLES
I. Resulting Technology deliverable by PDEX to MAKO for Milestone 2 if MAKO pays only through Milestone 2 on Exhibit 4.1 attached hereto:
     If MAKO elects to terminate the Development Services upon the completion of Milestone 2 (as identified on Exhibit 4.1) and pay for Development Services only through Milestone 2 as indicated on Exhibit 4.1, the Deliverables shall consist of all Resulting Technology developed through Milestone 2, including a working prototype capable, as shown by objective demonstration, of meeting Specifications, including the speed, torque, control, size and power requirements.
II. Resulting Technology deliverable by PDEX to MAKO for Milestone 2 if MAKO pays the full development amount set forth on Exhibit 4.1 attached hereto.
     If MAKO elects to terminate the Development Services upon the completion of Milestone 2 (as identified on Exhibit 4.1) and pay the full price indicated on Exhibit 4.1, Milestone #1 through #5 and the amounts associated with the purchase of Pre-production models and prototypes as indicated on Exhibit 4.1, the Deliverables shall consist of all Resulting Technology developed through Milestone 2, including:
          (i) A working prototype proven to meet the functional Specifications, including the speed, torque, control, size and power requirements. All parts purchased for the project, including all finished or unfinished prototypes or parts not included or assembled but intended to be used in this project, become the property of MAKO, and
          (ii) All documentation enabling MAKO to recreate the prototype. It is understood these documents will be in draft form but will contain all information necessary to allow the prototype to be recreated by another vendor of similar capability as PDEX. This documentation would include all mechanical drawings to identify and allow the recreation of the prototype designed by PDEX.
In the event (i) MAKO elects to pay the full price indicated on Exhibit 4.1, Milestone #1 through #5 and the amounts associated with the purchase of Pre-production models and prototypes as indicated on Exhibit 4.1 and (ii) absent a termination under Section 7.2 of the Agreement, subsequently engages an entity other than PDEX to manufacture such Product, then MAKO shall pay a per unit fixed fee royalty to PDEX of [***] Dollars ($[***]) for each HGS sold which employs any of the Resulting Technology supplied to MAKO by such other entity.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Such royalty payment shall be due and payable to PDEX no later than 10 days following the end of the calendar month during which such Product sales occurred.
III. Resulting Technology deliverable by PDEX to MAKO for Milestone 5 if MAKO pays the full development amount set forth on Exhibit 4.1 attached hereto and the parties enter into a Supply Agreement.
     If PDEX completes Milestone 5 (as identified on Exhibit 4.1), MAKO pays the full price indicated on Exhibit 4.1 and the parties enter into a Supply Agreement the Deliverables shall consist of all final Resulting Technology developed through Milestone 5, including:
          (i) A finished design proven to meet all agreed to Specifications.
          (ii) All complete and finished documentation enabling MAKO to recreate the finished Product. It is understood these documents will be in a finished form and will contain all information necessary to allow the Product to be recreated by another vendor of similar capability as PDEX. This documentation would include all mechanical drawings to identify and allow the recreation of the Product designed by PDEX. This documentation includes all schematics and part identification of the board’s design, modified from current designs, or otherwise obtained for use in the prototype to allow recreation of the working Product.
          (iii) All documentation of approvals by all applicable third-party testing bodies.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.1
PAYMENT SCHEDULE

Milestone	Amount		Payment Dates
#1	$	[***]	Within 14 days after delivery of the initial Product Specifications Worksheet by PDEX to MAKO.
#2	$	[***]	Within 14 days of MAKO’s receipt of an acceptable working prototype of Products.
#3	$	[***]	Within 14 days after delivery of Lab, Regulatory and Clinical Test units.
#4	$	[***]	Within 14 days after delivery of applicable design review and approval by all applicable third-party testing bodies.
#5	$	[***]	Within 14 days after delivery of Design History File.
#6	$	[***]	Within 14 days after delivery and acceptance of initial production product.

MAKO shall be obligated to pay PDEX the above amounts only upon full and satisfactory fulfillment of the indicated condition. When PDEX has performed all necessary services to fulfill a given condition, it will notify MAKO in writing. If MAKO agrees that a particular condition has been fulfilled, it will pay PDEX the requisite amount.
In conjunction with the completion of Milestone #4, MAKO will reimburse PDEX for the fees paid for third-party testing of the Product in an amount not to exceed $[***]. PDEX will invoice MAKO for this third-party testing at the amount paid by PDEX and MAKO will pay such invoices in accordance with the terms of this Agreement.
In conjunction with the completion of Milestone #5, MAKO will reimburse PDEX for tooling charges paid to third-parties related to the manufacture of the Product in an amount not to exceed $[***]. PDEX will invoice MAKO for tooling changes at the amount paid by PDEX and MAKO will pay such invoices in accordance with the terms of this Agreement. Upon receipt of payment by PDEX, MAKO shall have full right, title and interest in the tooling and full responsibility for the maintenance cost thereof.
In addition, in conjunction with the completion of individual Milestones, MAKO shall be obligated to purchase prototypes in the quantities and prices indicated below:
Prototypes/Pre-Production Test Units — $[***] ea.

Qty (2) Functioning Evaluation Prototype	Milestone #2
Qty (5) Lab Test Units	Milestone #4
Qty (3) Regulatory Test Systems	Milestone #4
Qty (5) Clinical Test Systems	Milestone #4
Note: If it is determined that SLA models of the Handpiece’s ergonomic design are required or requested by MAKO prior to fabrication, such models will be provided at $650.00 each.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.1 to Development Agreement
SUPPLY AGREEMENT
     This SUPPLY AGREEMENT (this “Agreement”), effective as of the last date executed by a party hereto (the “Effective Date”), is made by and between Pro-Dex, Inc., with offices located at 151 East Columbine Avenue, Santa Ana, CA 92707 (hereinafter “PDEX”), and MAKO Surgical Corp., with offices at 2555 Davie Road, Davie, FL 33317 (hereinafter “MAKO”
RECITALS
     MAKO desires to procure from PDEX for resale the Products listed in Definitions, below. PDEX desires to manufacture and sell the Products exclusively to MAKO for resale in accordance with the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the facts recited above, and the terms, conditions and covenants contained in this Agreement, the parties agree as follows:
TERMS AND CONDITIONS
ARTICLE I
DEFINITIONS
     1.1 “Applicable Laws” means all laws, ordinances, rules, and regulations of any governmental or regulatory authority that apply to the Services or this Agreement, including without limitation (a) all applicable national, federal, state, and local laws and regulations; (b) the U.S. Federal Food, Drug and Cosmetic Act, (c) regulations and guidelines of the FDA and other Regulatory Agencies, and (d) GMP Regulation..
     1.2 “Base Technology” means any and all materials, bills of material, prototypes, specimens, information, test results, technical data, formulas, reformulations, documents and publications used, acquired, created, purchased, compiled, presented, possessed or otherwise developed by PDEX relating to PDEX’s underlying technology and know-how that will be incorporated into the Product. Such technology includes, but is not limited to motors, sealing systems, cables, shafts, coatings, pushbuttons, printed circuit boards, and all manufacturing methods. Base Technology includes any modifications and/or improvements made to PDEX’s beginning Base Technology during the term of this Agreement.
     1.3 “FDA” means the United States Food and Drug Administration, or any successor agency thereto.
     1.4 “GMP Regulations” means the current good manufacturing practices promulgated by the FDA, as amended, including those currently set out in Parts 210 and 211 of Title 21 of the Code of Federal Regulations.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     1.5 “Products” shall mean the individual elements of an Electric Powered Drive System manufactured by PDEX meeting the Specifications, as set forth in Exhibit 1.5 attached hereto, and incorporated into MAKO’s Haptic Guidance System™, or any technology successor thereof, which is a surgeon-interactive robotic system for conducting orthopedic surgery, in its current version and all subsequent releases.
     1.6 “Regulatory Agency” means any governmental regulatory authority involved in regulating any aspect of the conduct, development, manufacture, market approval, sale, distribution, packaging, or use of the Services or the products resulting there from, including the FDA and similar regulatory agencies.
     1.7 “Resulting Technology” means any and all materials, bills of material, prototypes, specimens, information, test results, technical data, formulas, reformulations, documents and publications used, acquired, created, purchased, compiled, presented or otherwise developed by PDEX necessary to incorporate PDEX’s Base Technology into the Product that embodies the Specification, such that the Product would not be confused in the marketplace as the product of another company. This includes any unique appearance features, shape, user interface logic, and other externally observable features, the collection of which defines the Product as MAKO’s. Resulting Technology does not mean any item that is Base Technology.
     1.8 “Services” means the manufacturing services to be provided by PDEX pursuant hereto.
     1.9 “Specifications” shall mean the project specifications specified in Exhibit 1.9 attached hereto, which may be amended from time to time by the parties in writing upon mutual agreement.
ARTICLE II
PURCHASE AND SALE OF PRODUCTS
     2.1 Except as otherwise expressly provided herein, MAKO shall order Products from PDEX exclusively, and MAKO shall purchase all of its requirements for Products defined above during the term of this Agreement from PDEX, except as otherwise provided in this Agreement. Other than for the Minimum Order (as described below), individual elements of the Products, as identified in Exhibit 1.5 shall be ordered by MAKO in minimum quantities as set forth on Schedule 2.1 attached.
     2.2 PDEX shall, during the term of this Agreement, use its best efforts to manufacture, supply and sell to MAKO the Products in such quantities as are ordered by MAKO. PDEX agrees that the Products will be manufactured exclusively for, and sold exclusively to, MAKO. PDEX will not, whether during the term of this Agreement or at any time thereafter, manufacture or sell the Products to any other party. However, nothing in this Agreement shall restrict in any way the ability of PDEX to manufacture and/or provide PDEX Base Technology to any other party.
     2.3 PDEX agrees to deliver the Products within sixteen (16) weeks of the order receipt date by PDEX, or other such time as is mutually agreed to in writing by the parties for delivery. PDEX will notify MAKO within twenty (20) days after receipt of a purchase order if, for any reason, the delivery will not be completed within the sixteen (16) week period of purchase order receipt date. If the Products cannot be delivered within the sixteen (16) week period, MAKO will have the right to cancel the order and to place such order with other manufacturers at no liability to PDEX.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     2.4 Upon execution of this Agreement, MAKO shall issue a blanket purchase order for a minimum of [***] units of each Product described in Exhibit 1.5 below (the “Minimum Order”). MAKO may take delivery of such Minimum Order in increments but, notwithstanding such incremental deliveries, shall be required to take final delivery of the entire Minimum Order not later than that date which shall be eighteen (18) months after the date of final design approval of the Products pursuant to that certain Development Agreement between PDEX and MAKO dated December 13, 2007 (the “Development Agreement”).
     2.5 MAKO may delay the quantity and timing of deliveries of Products and Components with thirty (30) days advance written notice to PDEX, but for no more than ninety (90) days. Notwithstanding the foregoing, MAKO must take delivery of all quantities of Products comprising the Minimum Order within eighteen (18) months from the date of final design approval of the Products pursuant to that certain Development Agreement between PDEX and MAKO dated December 13, 2007 (the “Development Agreement”).
     2.6 MAKO’s payment for Products shall be construed as final acceptance of such Products, subject to a reasonable period of time for inspection (not to exceed 30 days from date of receipt) and notice to PDEX of any defect or nonconformity within such period of time.
ARTICLE III
PRICING
     3.1 All prices for Products effective during the term of the Agreement are stated on a “not to exceed” basis.
     3.2 The pricing set forth below shall be applicable to the Minimum Order of Products:

Description	Part Number	Quantity	Price
Handpiece	XXX XXX	[***]	$XXXX
		[***]	$XXXX
		[***]	$XXXX
		[***]	$XXXX
		[***]	$XXXX
Drive Unit	XXX XXX	[***]	$XXXX
		[***]	$XXXX
		[***]	$XXXX
		[***]	$XXXX
		[***]	$XXXX
Cutter Set	XXX XXX	[***]	$XXX
		[***]	$XXX
		[***]	$XXX
		[***]	$XXX
		[***]	$XXX

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Description	Part Number	Quantity	Price
Tubing Set	XXX XXX	[***]	$XXX
		[***]	$XXX
		[***]	$XXX
		[***]	$XXX
		[***]	$XXX
Sag Saw Attachment	XXX XXX	[***]	$XXX
		[***]	$XXX
		[***]	$XXX
		[***]	$XXX
Recrip. Saw Attachment	XXX XXX	[***]	$XXX
		[***]	$XXX
		[***]	$XXX
		[***]	$XXX
ARTICLE IV
SUPPLY OF PRODUCTS
     4.1 PDEX shall complete all Services in accordance with applicable Specifications and shall supply the resulting Products in accordance with applicable Specifications and any supplemental provisions set forth on MAKO’s Purchase Orders, provided that such provisions are not contrary to the terms of this Agreement.
     4.2 Delivery. At such times and locations, and in such manner and means, as may be set forth in the Specifications of applicable Purchase Order for such purpose, PDEX shall deliver Products to MAKO, FOB PDEX, Santa Ana, California. Freight shall be prepaid by PDEX and added to the invoice. PDEX shall be responsible for suitable packaging for Products for shipment.
     4.3 Within 30 days after PDEX’s delivery of each Product, (the “Acceptance Period”), MAKO shall verify that such Product reasonably conforms to applicable Specifications and applicable provisions of the Purchase Order, provisions that do not conflict with the terms of this Agreement.
     4.4 Notwithstanding anything herein to the contrary, MAKO may engage in customary quality control inspection techniques to ascertain the likelihood that particular shipments of Products contain an overabundance of nonconforming units, and MAKO may reject any shipment of Products reasonably so shown to be nonconforming.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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ARTICLE V
PAYMENT
     5.1 MAKO shall pay PDEX for the purchase of all accepted Products in accordance with the respective pricing provisions of this Agreement by check or other negotiable instrument drawn on U.S. funds or by wire transfer to such account as PDEX may specify for such purpose, within thirty (30) days of receipt.
     5.2 All amounts payable hereunder to PDEX shall be paid without reduction by MAKO for any local, state or federal income, employment or withholding taxes, it being the intention of the parties that PDEX shall be responsible for the payment of all taxes imposed or related to its business activities.
     5.3 MAKO’s payment for Products shall be construed as final acceptance of such Products, subject to a reasonable period of time for inspection (not to exceed 30 days from date of receipt) and notice to PDEX of any defect or nonconformity within such period of time.
ARTICLE VI
MANUFACTURING
     6.1 PDEX shall manufacture the Product to meet the Specifications, as modified from time to time by mutual agreement of MAKO and PDEX. PDEX shall not make any changes in its manufacturing process or materials or components that may affect the fit, form, function or cosmetics of the Products, without the prior written consent of MAKO, which consent shall not be unreasonably withheld.
ARTICLE VII
QUALITY AND REGULATORY MATTERS
     7.1 MAKO shall have the right to perform a quality assurance audit of the manufacturing facility of PDEX during normal business hours. MAKO will provide at least five (5) business days advance written notice and arrange the audit at the convenience of both parties in a non-disruptive manner. During the term of this Agreement, PDEX will maintain ISO 13485, or equivalent, certification and comply with all applicable FDA regulations and Applicable Laws.
     7.2 PDEX shall permit the FDA and other Regulatory Agencies to conduct inspections of PDEX’s facilities as they may request, including pre-approval inspections, and shall cooperate with Regulatory Agencies with respect to the inspections and any related matters. PDEX shall give MAKO prior notice, to the extent practicable, of any such inspections related to the Services, the Products, or otherwise affecting MAKO hereunder, and shall keep MAKO informed about the results and conclusions of each regulatory inspection, including actions taken by PDEX to remedy conditions cited in the inspections. PDEX shall permit MAKO or its representative to be present at such inspections related exclusively to the Services, the Products, or otherwise affecting MAKO hereunder and as permitted by the FDA or other such Regulatory Agency. PDEX shall provide MAKO with copies of any written inspection reports issued by a Regulatory Agency and all correspondence between PDEX and the Regulatory Agency, including, but not limited to, FDA Form 483, Notice of Observation, and all related correspondence, in each case relating exclusively to the Services and Products. PDEX shall promptly notify and provide MAKO copies of any request, directive, or other communication of the FDA or other Regulatory Agency relating exclusively to the Services or Products and shall consult with MAKO in responding to such requests, directives, and communications.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     7.3 PDEX shall provide upon request from MAKO, at a reasonable cost, all available information in PDEX’s control necessary or useful for MAKO to apply for, obtain, and maintain regulatory approvals for Products in any country, including without limitation information relating to the facilities, process, methodology, raw materials, and intermediates used in the manufacture, processing, and packaging of Products.
     7.4 PDEX shall proceed in accordance with all Specifications and quality manufacturing procedures and guidelines as provided by MAKO and validated by PDEX’s internal quality system, including, without limitation, those Quality Assurance and Regulatory Affairs Guidelines set forth in Exhibit 7.4 attached hereto. PDEX shall make no changes in such procedures or processes without prior written approval by MAKO. Any and all such changes shall be properly documented in accordance with industry quality standards, GMP and any Applicable Laws.
ARTICLE VIII
ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
     8.1 Each party hereby represents and warrants to the other that: (a) it is a corporation in good standing under the laws of its state of incorporation; (b) it has full corporate power to enter into this Agreement and to grant to the other party the rights so granted hereunder; and (c) it has obtained all necessary corporate approvals to enter into, execute, and perform its obligations under this Agreement.
     8.2 PDEX warrants and represents that for a period of one year after the delivery of the Products to the end user, the Products shall be free from defects in materials and workmanship and shall be manufactured in accordance with the Specifications, GMP, quality systems regulations (QSR) and applicable foreign regulatory authority requirements (e.g., ISO 9000) customary in the industry (the “Warranty”). In the event of a claimed defect in material or workmanship, PDEX wi11 have the right to inspect the Products at PDEX’s facility. If the Products are found not to comply with the Warranty, PDEX will promptly, at its election, either rework or replace the Products, or refund the purchase price. PDEX also warrants that any intellectual property or Base Technology owned by PDEX which is incorporated or utilized in the manufacture of the Products is merchantable and fit for sale as a Product.
     EXCEPT FOR THE WARRANTY SET FORTH ABOVE, PDEX MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, ALL OF WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY PDEX, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR USE OR PURPOSE. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER ARISING OUT OF OR INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS, EVEN IF THE PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     Notwithstanding anything to the contrary in this Agreement, liability under this Agreement is limited to the aggregate consideration received by PDEX under this Agreement and the Development Agreement.
     8.3 Personnel. PDEX represents and warrants to MAKO that neither PDEX nor any of its employees, to PDEX’s knowledge have been “debarred” by the FDA, or subject to a similar sanction from another Regulatory Agency, nor have debarment proceedings against PDEX or any of its employees been commenced or reasonably threatened.
ARTICLE IX
TERM AND TERMINATION
     9.1 This Agreement shall take effect on the Effective Date and shall remain in effect for a period of five (5) years after the Effective Date (the “Initial Term”). Thereafter, this Agreement shall automatically renew for successive one (1) year periods (“Renewal Term”) unless earlier terminated by either party as provided in this Agreement. All the terms and conditions of this Agreement shall be effective during any such Renewal Term.
     9.2 Either party may terminate this Agreement at the end of the Initial Term or any Renewal Term by providing written notice to the other party at least three (3) months prior to the end of the term at which the party intends to terminate the Agreement. Upon notification as provided herein, termination shall be effective at the end of that term.
     9.3 This Agreement may be terminated immediately by MAKO if PDEX (i) breaches the Development Agreement, or (ii) fails or becomes unable to timely perform its obligations under this Agreement, and fails to cure such breach, failure or inability within thirty (30) days after its receipt of written notification by MAKO. In the event of such termination, MAKO may elect to (A) require PDEX to complete any Services in progress upon which payment has been made or (B) require PDEX to transfer and deliver all Products, in whatever stage of completion, immediately to MAKO and require PDEX to refund to MAKO one hundred percent (100%) of all funds previously paid by MAKO to PDEX for Products not delivered by PDEX. Upon any termination under this Section 9.3, MAKO will fulfill its obligations made by any outstanding Purchase Order or in process material approved by MAKO in writing.
     In the event of any termination, under this Article IX, PDEX shall promptly return to MAKO all MAKO Confidential Information received from MAKO by PDEX embodied in a tangible medium.
ARTICLE X
CONFIDENTIALITY
     10.1 The parties agree and understand that in furtherance of, and related to, the purpose of this Agreement, each may receive (the “receiving party”) from the other party (the “disclosing party”) certain technical, financial, marketing or other proprietary information relating, but not limited, to the disclosing party’s (and, if applicable its affiliated companies’) business not generally known outside of the disclosing party’s company or by those with whom said company establishes a business relationship (individually and collectively, the “Confidential Information”). Each party agrees that, without the prior written consent of the disclosing party to the receiving

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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party, the receiving party shall only use the Confidential Information in furtherance of this Agreement and shall not, whether during the term of this Agreement or thereafter, itself use such information, except as provided in this Agreement, or disclose, publicize, reveal or make available, directly or indirectly, any Confidential Information to any third-party firm, person or entity whatsoever, except for a disclosure which is required, if at all, (i) for labeling purposes, (ii) in order to discharge the receiving party’s obligations pursuant to this Agreement, (iii) as required by Applicable Law or any Regulatory Agency, or (iv) by statute, order of court or otherwise by law, and then only after first advising the disclosing party of such intent to make disclosure with reasonably sufficient advance notice so as to afford the disclosing party an opportunity to object or otherwise seek a protective order, provided however that no such advance notice shall be required in connection to disclosure by MAKO as required by the Securities & Exchange Commission in connection with MAKO’s contemplated initial public offering (an “SEC Disclosure”). Information shall not be considered Confidential Information, or shall cease to be same, when:
          (a) At the time of or after its disclosure by the disclosing party, it is published, known publicly or becomes part of the public domain through no fault of the receiving party or anyone associating with the receiving party who had access to the Confidential Information;
          (b) It is or becomes available to the receiving party on an unrestricted basis from a third party who does not, to the reasonable knowledge of the receiving party, knowingly breach a confidential relationship; or
          (c) It is developed independently by the receiving party (or an affiliate of receiving party) without use of information disclosed by the disclosing party.
     10.2 Each party hereto (and Affiliates of receiving party) will take reasonable steps to assure that the Confidential Information is controlled as required herein; this obligation shall be met if a party applies controls similar to those to protect its own proprietary information.
     10.3 Neither party shall, and each party shall cause all others within their respective reasonable control not to, disclose, by any direct or indirect means, the parties’ negotiations or the terms of this Agreement or the fact that PDEX is manufacturing Products for MAKO except, and only to the extent necessary (i) as required for labeling purposes, (ii) as required by Applicable Law or any Regulatory Agency, (iii) as required by statute, order of the court or otherwise by law (after first advising the other party of such requirement with reasonably sufficient advance notice so as to afford the opportunity to seek a protective order except for an SEC Disclosure), (iv) to an employee of such party but only if such employee has a need to know, and to the extent disclosure is reasonably necessary, in connection with the performance by such party of obligations arising under this Agreement, (v) to such party’s attorney or accountant or tax preparer, or (vi) as consented to by the other party.
     10.4 The terms contained in this Article X shall supersede and replace those contained in that certain Reciprocal Non-Disclosure Agreement between the parties dated May 25, 2007.
     10.5 The covenants contained in this Article X shall survive the termination or expiration of this Agreement regardless of the cause of such termination.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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ARTICLE XI
INDEMNIFICATION
     11.1 (a) MAKO shall indemnify and hold PDEX and all of PDEX’s directors, officers, employees, agents and representatives, harmless for all liability, loss, costs, expenses, damages, judgments, decrees, settlements and legal expenses (including attorneys fees and expert fees), alleged or brought by a third party, relating to, arising out of or arising from, and to the extent of, any claim, suit, proceeding or action alleging that Products, other than any PDEX Base Technology thereof, infringe an article or composition claim, or any other claim, in any United States or foreign patent or any other intellectual right of any party. If PDEX must defend against a claim, suit, proceeding or action by reason of any of the acts referred to in this Section, MAKO shall assume the defense of such claim, suit, proceeding or action at its own expense and shall pay and discharge any resolution, settlement or judgment that may be rendered (subject to the written consent of PDEX, which consent will not be unreasonably withheld); if MAKO fails or neglects to defend the claim, suit, proceeding or action, PDEX may defend the claim, suit, proceeding or action, and any costs and expenses, including reasonable attorneys’ fees, that PDEX pays or incurs in defending the claim, suit, proceeding or action, and the amount of any resolution, settlement or judgment that PDEX may be required to pay, shall be fully reimbursed by MAKO upon demand (provided, however, that PDEX may not resolve (other than by judgment) or settle such claim, suit, proceeding or action without the written consent of MAKO, which consent will not be unreasonably withheld).
          (b) Notwithstanding Section 11.1(a), if any of the Products are determined to infringe a U.S. Patent, MAKO and PDEX shall work together to attempt, using commercially reasonable efforts, to either redesign the Products so as to be non-infringing or obtain an appropriate license for the use of such U.S. Patent.
     11.2 PDEX shall indemnify and hold MAKO and all of MAKO’s directors, officers, employees, agents and representatives, harmless for all liability, loss, costs, expenses, damages, judgments, decrees, settlements and legal expenses (including attorneys fees and expert fees) relating to, arising out of or arising from, and to the extent of, any claim, suit, proceeding or action alleged or brought by a third party against MAKO resulting from (i) the sale, distribution, or use of any Products manufactured by PDEX which do not meet the Specifications or resulting from or arising out of, and to the extent of, any defects in materials or workmanship and (ii) the use or incorporation of PDEX Base Technology in any of the Products or Services. PDEX shall assume defense of the claim, suit, proceeding or action, and any costs and expenses, including reasonable attorneys’ fees, that PDEX pays or incurs in defending the claim, suit, proceeding or action, and the amount of any resolution, settlement or judgment that MAKO may be required to pay, shall be fully reimbursed by PDEX upon demand, (provided, however, that MAKO may not resolve (other than by judgment) or settle such claim, suit, proceeding or action without the written consent of PDEX, which consent wi11 not be unreasonably withheld). If PDEX fails or neglects to defend the claim, suit, proceeding or action, MAKO may defend the claim, suit, proceeding or action at its own expense and shall pay and discharge any resolution, settlement or judgment that may be rendered (subject to the written consent of PDEX, which consent will not be unreasonably withheld.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     11.3 In the event either PDEX or MAKO receives notice of a claim or lawsuit relating to the manufacture, use or sale of any Products manufactured and sold hereunder, such party shall promptly notify the other party in writing of such claim or lawsuit.
     11.4 The covenants contained in this Section shall survive the termination or expiration of this Agreement regardless of the cause of such termination.
ARTICLE XII
ASSIGNMENT
     12.1 This Agreement may not be assigned by either party to a third party except by the mutual written consent of the parties hereto provided, however, in the event a third party purchases all, or substantially all of the stock or assets of either party to this Agreement, a condition of such purchase shall be the assumption of this Agreement. Any attempted assignment for which consent is required but not obtained shall be void and without legal effect.
ARTICLE XIII
FORCE MAJEURE
     13.1 Neither party shall be liable to the other party for the failure or inability to perform any part of this Agreement or for any delay in the performance of any part of this Agreement to the extent such failure or inability is due to any foreign or domestic embargoes, seizures, acts of God, insurrections, wars and/or continuance of war, acts of terrorism, or the adoption or enactment of any law, ordinance, regulation, ruling or order, inability to secure materials or transportation, acts of third parties, fires, floods, explosions, strikes or other accidents or contingencies beyond its control. In the event of the occurrence of an event of force majeure, the party affected shall give prompt written notice to the other and shall use all reasonable efforts to alleviate or minimize such event and resume full performance at the earliest possible date. Notwithstanding the foregoing, following a force majeure event to PDEX, MAKO shall be entitled to purchase Product from an alternative supplier without penalty for the duration of any such force majeure.
ARTICLE XIV
NOTICE
     14.1 Any notice or other communication required or permitted to be given by either party pursuant to this Agreement will be given, in writing, by registered or certified mail, or by nationally recognized courier, prepaid, addressed to each respective party at the address shown below:

If to PDEX:	Pro-Dex, Inc.
151 East Columbine Avenue
Santa Ana, California 92707
Attention: President

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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With a copy to:	Rutan & Tucker, LLP
611 Anton Blvd.,14th Floor
Costa Mesa CA 92626
Attention: Tom Crane
Facsimile: 714-546-9035

If to MAKO:	MAKO Surgical Corp.
2555 Davie Road
Davie, FL, 33317 Attention: CFO

With a copy to:	Menashe Frank,
Senior Vice President & General Counsel
2555 Davie Road
Davie, FL, 33317
Facsimile: 954-707-5360
Such address may be changed from time to time by either party by providing written notice to the other in the manner set forth above.
ARTICLE XV
MISCELLANEOUS
     15.1 The Recitals and Exhibits form a part of this Agreement. This Agreement, and all documents referenced herein, constitute the entire agreement between the parties with respect to the matters set forth herein; any and all prior agreements, whether written or oral, with respect to the matters set forth herein, are superseded by this Agreement. Any contemporaneous or subsequent references by the parties to a purchase order, acknowledgement, or other document will be effective only for administrative purposes (e.g., tracking purchases through purchase order numbers assigned by purchasing or accounting personnel) and shall not modify the terms of this Agreement. No waiver, amendment or modification of any provision of this Agreement shall be effective unless in writing and executed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure or delay by either party in exercising a right, power or remedy under the Agreement shall operate as a waiver of any such right or other right, power or remedy unless as specifically provided in this Agreement.
     15.2 Each of the parties hereto shall execute and deliver such additional documents and take such actions as may be reasonably requested in order to fully carry out the intent and purpose of this Agreement.
     15.3 If any matter involving claims and/or disputes or other questions arising out of, or relating to this Agreement or to a breach hereof or default hereunder cannot be settled by mutual agreement within thirty (30) days following notice by one party to the other that such party deems a claim, dispute, question, breach or default to have arisen hereunder, such matter shall be heard in a Court located in the State of Delaware. The parties hereto agree that neither party shall be liable for punitive damages or damages in excess of compensatory damages.
     15.4 If any provision of this Agreement shall be held to be contrary to law, the remaining provisions shall remain in full force and effect and the invalid provision shall be reformed to the extent possible to give effect to the intended meaning and purpose so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to either party.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     15.5 The agreements, representations, warranties, duties and obligations as set forth in this Agreement, to the extent consistent with the intent and purpose of this Agreement, shall survive termination or expiration of this Agreement.
     15.6 This Agreement shall be deemed to be mutually drafted by the parties; thus, in the event of an ambiguity, no presumption shall be maintained that is predicated upon or related to the person drafting the provision.
     15.7 This Agreement may be executed in facsimile counterparts and/or duplicate originals, and such originals taken together shall constitute one and the same document.
* * * * *
     IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement below.

MAKO SURGICAL CORP.
By:
Name:
Title:
Date:

PRO-DEX, INC.
By:
Name:
Title:
Date:

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT 1.5
PRODUCTS

Part Number	Description

[TO BE INSERTED]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT 1.9
PRODUCT SPECIFICATIONS
THESE SPECIFICATIONS ARE AS OF DATE OF SIGNING AND ARE SUBJECT TO CHANGE BY MUTUAL AGREEMENT OF MAKO AND PDEX. SUCH CHANGES BECOME A PART OF THIS AGREEMENT UPON THEIR MUTUAL APPROVAL.
[TO BE INSERTED]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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SCHEDULE 2.1
MINIMUM ORDER QUANTITIES
[TO BE INSERTED]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT 3.1
PRODUCT PRICING
[TO BE INSERTED]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT 7.4
Quality Assurance & Regulatory Affairs Guidelines
Undefined, capitalized terms appearing in this Exhibit D shall have the meanings ascribed to them in the Agreement.
1.	Quality System
1.1.	PDEX will maintain a current quality system that is adequate to ensure compliance with the applicable standards and regulations.

1.2.	PDEX will immediately notify MAKO of any notification of non-compliance regarding the quality system received from the FDA or other Regulatory Agency as such notifications related to the Product and Services.

1.3.	PDEX will follow its own Standard Operating Procedures (SOP’s) to ensure compliance with its quality system and all relevant standards.

1.4.	PDEX will supply a confidential list of pertinent SOP’s and copies of SOP’s as requested by MAKO.

1.5.	PDEX will be responsible for selecting outside contracted suppliers but will use MAKO-designated suppliers, if requested, provided such vendor is approved under the PDEX quality system.
2.	Production
2.1.	PDEX will perform validations of manufacturing processes as applicable. MAKO will review validation documentation, as it deems applicable. PDEX will maintain documentation that these validations have occurred and are current. Validation protocols and test reports performed by PDEX will be approved by MAKO. Completed protocols and reports will be forwarded to MAKO.

2.2.	PDEX is responsible for all manufacturing training.

2.3.	PDEX will inspect all incoming material to the specifications and maintain appropriate inspection records.

2.4.	PDEX will inspect final Products to finished goods drawings or specifications and maintain appropriate inspection records. MAKO will approve the final inspection protocol prior to implementation.

2.5.	PDEX will provide MAKO with a Certificate of Compliance (“C of C”) for Products shipped. The C of C will provide objective evidence that the shipped products are manufactured to established specifications and procedures and are in

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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compliance with the quality system requirements. A copy of the C of C will be saved by PDEX in accordance with PDEX’s procedure #99Q2020.
2.6.	PDEX will maintain complete traceability of the Products through shipment to MAKO. PDEX will provide MAKO notice of shipment.
3.	Corrective and Preventive Actions
3.1.	PDEX will maintain a system for handling Corrective and Preventative Action (“CAPA”) requests from MAKO. PDEX will provide summary reports (within 45 days of initiation) for investigations into complaints, CAPA’s, and product non-conformances.
4.	Documentation
4.1.	Product Specification: MAKO will create and provide to PDEX the Specifications. Along with the prints and assembly drawings, the Specifications will define all requirements for the Product including user requirements, critical inspection points, performance characteristics, software requirements, compatibility with accessories, physical characteristics, labeling, etc. PDEX will ensure manufactured Products conform to the Specifications.

4.2.	Quality Records: PDEX will maintain manufacturing quality records for all Products. PDEX will make those documents available within a reasonable time period at the request of MAKO or within 48 hours in the event of any mandatory audit of MAKO by a notified body or the FDA.

4.3.	Manufacturing Documents: PDEX will maintain all manufacturing documents in accordance with Document Control SOPs such that any documents relating to the Products will be available for MAKO’s approval and requests for modification. PDEX will maintain, under their Document Control System, an approved copy of MAKO’s current manufacturing Device Master Record (“DMR”) including all documentation related to the manufacture of the Products. Copies of the master documents used to manufacture the Products will be forwarded to MAKO upon release. At a minimum, PDEX will maintain:
•	Bills of Materials

•	Component and Finished Goods Drawings and specifications

•	Product Travelers or Routers

•	Manufacturing Instructions

•	Process Specifications

•	Process and tooling validations

•	Incoming, in-process, and final acceptance tests

•	Certificates of Compliance

•	Device History Records

•	Approved supplier lists

•	Inspection tool calibration records

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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•	Manufacturing plan / flowchart
4.4.	Design History File: MAKO will maintain the Product Design History File (“DHF”) including the Product Specification.

4.5.	Device History Records: PDEX will maintain documentation related to production history in Device History Records (“DHR”). Shipping and use documents will be maintained by MAKO per product serial/lot number.

4.6.	Changes / Additions of Specifications:
4.6.1.	PDEX will require MAKO’s approval for all changes / additions to Prints, Source Control Documents (“SCD’s”), Assembly Drawings, Component and Finished Goods Drawings, specifications, 3-D model database, and final inspection / testing procedures. Changes related to internal manufacturing processes do not require MAKO’s approval prior to implementation however notification and a certified copy of all documents affected by the changes should be provided to MAKO prior to the implementation of any change.

4.6.2.	Changes by MAKO. MAKO will notify PDEX of any changes it desires to make to the Specifications, Prints, SCD’s, Assembly Drawings, Component and Finished Goods Drawings, specifications, and final inspection / testing procedures or Procedures, all of which shall be governed by the Agreement.

4.6.3.	Changes by PDEX. PDEX will make document changes per its document change SOP. MAKO approval is required for changes.

4.6.4.	Change Approval Medium. Each company will include a field on their ECN/ECO form for the other company to approve a proposed change. Signatures on these forms will serve as approval for the change. MAKO may approve a PDEX ECO either by signing the PDEX ECO or by submitting a signed MAKO ECN with a description of the change to PDEX.
4.7.	PDEX documentation to be maintained at MAKO: E.O. with PDF copies of prints, assembly drawings, SCDs, 3-D model database and any other documents that MAKO requires will be maintained by MAKO Surgical. PDEX will copy MAKO on any changes to these documents. At any given time, the documentation maintained at MAKO will reflect the actual product manufactured by PDEX.

4.8.	Record Retention: PDEX will maintain its records with respect to the manufacture of the Products in accordance with PDEX’s procedure #99Q2020. In the event of bankruptcy, insolvency, or acquisition, PDEX will transfer all Product related records to MAKO.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.9.	Document Approval: PDEX Engineering Change Orders (“ECO’s”) will include a space for MAKO approval of documents. MAKO approval will be via signature.
5.	Obsolete Inventory.
5.1.	PDEX will notify MAKO in advance of obsolescing any Product related inventory.
6.	Order Fulfillment
6.1.	N/A
7.	Product Complaints.
7.1.	MAKO will be solely responsible for Product advisory notices, recalls, EC vigilance, end-user customer complaints, post-production monitoring, and post-market surveillance.
8.	Regulatory Matters
8.1.	Adverse Experience Reports. Each party (the “Receiving Party”) agrees to provide to the other, within twenty-four (24) hours of the initial receipt by the Receiving Party, any report of any serious adverse experience with respect to any Product. Serious adverse experiences mean any experience that suggests a significant hazard, contraindication, side effect or precaution, or any experience that is fatal or life threatening, is permanently disabling, or requires or prolongs inpatient hospitalization. Notwithstanding, MAKO will be obligated to provide to PDEX a report of an Adverse Experience that impacts PDEX’s businesses or if MAKO has determined the cause is likely due to activities at or responsibilities of PDEX or if required by law. MAKO will have sole right and responsibility for filing Medical Device Reports (“MDR’s”) or other equivalent reports required in other countries with Regulatory Authorities.
8.1.1.	Adverse Experience Reports from MAKO will be forwarded to the PDEX QA Manager or his designee at PDEX. Adverse Experience Reports from PDEX will be forwarded to the Director of Quality Assurance / Regulatory Affairs or his designee at MAKO.
8.2.	Notices from Regulatory Authorities. The Receiving Party will promptly provide to the other party copies of any communications it receives from any Regulatory Authority related to the Product. The Receiving Party will promptly notify the other party of the receipt of any FDA Form 483 Report on Inspectional Observations or equivalent notice from any Regulatory Authority which affects the Product. Notwithstanding, MAKO will only be obligated to provide to PDEX copies of communications if MAKO has determined them relevant to activities at or responsibilities of PDEX or if PDEX’s business is impacted or if required by law.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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9.	Facility Inspections
9.1.	Facility Reviews. MAKO will have the right, upon reasonable advance notice and during regular business hours, to inspect the facilities being used by PDEX for production of the Product to confirm that such facilities are adequate to meet the requirements of this Agreement, the prevailing Regulatory Authority, and EN ISO 13485, and any applicable successors to those EN requirements. If any such inspection reveals that the manufacturing facilities do not satisfy such requirements, then MAKO will provide written notice of such fact, which notice will contain in reasonable detail the deficiencies found in the manufacturing facilities and, if practicable, those steps PDEX should undertake in order to remedy such deficiencies.
9.2.	Remedying Deficiencies. PDEX will be responsible for remedying any deficiencies identified by MAKO under Section 9.1 within 30 days following notice from MAKO. With respect to any such inspections for which any deficiencies are not capable of being remedied by PDEX within thirty (30) days of the notification thereof, then PDEX and M.AKO will discuss in good faith a corrective action plan which will enable the Product to be supplied in accordance with this Agreement until such deficiencies are remedied.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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